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                                                                   EXHIBIT 10.59



                      SUMMARY OF APPROVED 2005 BASE SALARY

The Compensation Committee of Genesee & Wyoming Inc. approved increases to the annual base salary of the following executive officers, effective as of January 1, 2005:


NAME AND POSITION                                                                        ANNUAL BASE SALARY
-----------------                                                                        ------------------
Mortimer B. Fuller III, Chairman of the Board and Chief Executive Officer                     $622,000
John C. Hellmann, Chief Financial Officer                                                     $346,000
Charles N. Marshall, President and Chief Operating Officer                                    $346,000
Adam B. Frankel, Senior Vice President, General Counsel & Secretary                           $250,000
James M. Andres, Senior Vice President, Chief Accounting Officer and Global Controller        $170,000